                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                             Alba-Waldensian, Inc.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                              ALBA-WALDENSIAN, INC.

---------------------------------------------------------------------------
                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
---------------------------------------------------------------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Alba-Waldensian, Inc. (the Company) will be held at the offices of the Company, 201 St. Germain Avenue, S.W., Valdese, North Carolina 28690, on Wednesday, May 13, 1998, at 9:00 a.m., Local Time, for the purpose of considering and acting upon the following:

                  1. The election of two Directors for a term of three years pursuant to the Certificate of Incorporation and the Bylaws of the Company.

                  2. Approval of the Company's 1997 Nonqualified Stock Option Plan for Directors.

                  3. Any and all other matters that may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on March 26, 1998 are entitled to notice of and to vote at the meeting or any adjournment thereof.

         If you do not expect to be present at the meeting, please date and sign the accompanying proxy and return it promptly in the enclosed envelope. The proxy may be revoked at any time before it is exercised and will not be exercised if you attend the meeting and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS.



                                                     GLENN J. KENNEDY
                                                     SECRETARY


Valdese, North Carolina
April 15, 1998

                              ALBA-WALDENSIAN, INC.
                               Post Office Box 100
                           201 St. Germain Avenue, SW
                          Valdese, North Carolina 28690

                     PROXY STATEMENT FOR 1998 ANNUAL MEETING
                                 OF STOCKHOLDERS

                               GENERAL INFORMATION

         The accompanying proxy is being solicited on behalf of the Board of Directors of Alba-Waldensian, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at the offices of the Company, 201 St. Germain Avenue, SW, Valdese, North Carolina 28690, on Wednesday, May 13, 1998, at 9:00 a.m., Local Time, and at any adjournment thereof.

         Solicitation other than by mail may be made personally and by telephone by regularly employed officers and employees of the Company who will not be additionally compensated therefor. In addition, arrangements will be made with brokerage houses, banks, voting trustees and their nominees to send proxy material to any beneficial owner of shares of the Company's Common Stock held of record by them. This proxy material will be first mailed on or about April 15, 1998. The Company has engaged its Transfer Agent, First Union National Bank ("First Union") to deliver proxy materials and solicit proxies. First Union will be reimbursed for its printing costs, postage and freight charges and other expenses and will be paid a reasonable fee for its services. All expenses in connection with the solicitation will be borne by the Company.

         Each proxy submitted will be voted as directed. If no direction is given, the proxy will be voted for the action proposed. The only matters to be considered at the meeting, so far as known to the Board of Directors, are the matters set forth in the Notice of Annual Meeting of Stockholders and routine matters incidental to the conduct of the meeting. If any other matters do properly come before the meeting, however, the persons named as attorneys and proxies will vote on such matters in accordance with their best judgment. Each stockholder giving a proxy has the power to revoke it at any time before it is exercised by filing an instrument revoking it, by filing a duly executed proxy bearing a later date with the Secretary of the Company or by attending the meeting and voting in person.

                    VOTING SECURITIES, PRINCIPAL STOCKHOLDERS
                           AND HOLDINGS OF MANAGEMENT

         The record date for determination of stockholders entitled to notice of and to vote at the meeting is the close of business on March 26, 1998. On such date, 1,867,403 shares of the Company's Common Stock, par value $2.50 per share (the "Common Stock"), were issued and outstanding. Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting. Voting on the election of Directors at the meeting shall be by ballot. Voting on all other matters shall be by voice vote or by show of hands.

         The following table sets forth certain information regarding each person known to the Company to be the beneficial owner of more than 5% of its outstanding Common Stock:

Name and Address of                           Amount and Nature of             Percent
Beneficial Owner                              Beneficial Ownership             of Class
---------------------------------------   ------------------------------   -----------------
Sunstates Corporation                              947,000(1)                   50.7%
Clyde Wm. Engle
4600 Marriott Drive, Suite 200
Raleigh, NC 27612

Dimensional Fund Advisors, Inc.                     94,300(2)                   5.05%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401


(1) According to information provided to the Company by Sunstates Corporation ("Sunstates), Sunstates owns these shares indirectly through majority-owned subsidiaries. Alba-Waldensian Holdings Company, Wellco Holdings Company and Sunstates Equities, Inc. own 538,700, 400,000 and 6,300 shares of the Company's Common Stock, respectively. Mr. Engle, a Director and Chairman of the Board of the Company, is a Director of Alba-Waldensian Holdings Company, Wellco Holdings Company and Sunstates Equities, Inc. and is Chairman, Chief Executive Officer and a Director of Sunstates Corporation. Mr.

         Engle is also Chief Executive Officer and a director of Hickory Furniture Company, Chairman of the Board and Chief Executive Officer of Telco Capital Corporation and Chairman and President of RDIS Corporation. Mr. Engle and all of such corporations have sole voting and dispositive power with respect to these 945,000 shares of Common Stock. 938,700 of such shares have been pledged as security for a loan, which is currently in default, made by LaSalle National Bank, 120 South LaSalle St., Chicago, Illinois to certain subsidiaries of Sunstates. Also includes 2,000 shares subject to options held by Mr. Engle that are presently exercisable or exercisable within 60 days.

(2) According to information contained in an amendment to Schedule 13G dated February 5, 1997 and information provided to the Company by Dimensional Fund Advisors, Inc. ("DFA"), a registered investment advisor, DFA is deemed to have beneficial ownership of 94,300 shares of Common Stock, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., the "Fund"), a registered open-end investment company, or in series of the DFA Investment Trust Company (the "Trust"), a Delaware business trust or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which DFA serves as investment manager. DFA has sole voting power with respect to 68,000 shares of Common Stock. Certain officers of DFA also serve as officers of the Fund and the Trust and as such officers have sole voting power with respect to 21,000 shares of Common Stock owned by the Fund and 5,300 shares of Common Stock owned by the Trust. DFA has sole dispositive power over all 94,300 shares. DFA disclaims beneficial ownership of all 94,300 shares.

The following table sets forth, as of March 16, 1998, certain information with respect to the beneficial ownership of the Common Stock by all Directors, nominees for Director and Executive Officers of the Company as a group and certain named Executive Officers. The named Executive Officers listed below are the Company's three current executive officers, other than the Chief Executive Officer and Chief Financial Officer, whose total annual salary and bonus for the fiscal year ended December 31, 1997, exceeded $100,000. Information with respect to the beneficial ownership of the Common Stock by the Chief Executive Officer and Chief Financial Officer, each of the Directors and the nominees is contained in the table under "Information About Directors and Nominees for Director."

Name of                              Amount and Nature of                   Percent
Beneficial Owner                     Beneficial Ownership (1)               of Class
--------------------------------     -----------------------------     -------------------
Donald R. Denne                                4,250(2)                        *

Dixon R. Johnston                              4,688(3)                        *

Ronald J. Harrison                             3,125(4)                        *

All Directors, nominees                       990,038(5)                     51.9%
and Executive Officers
as a group (13 persons)

----------
*   Less than 1%.

(1) Except as indicated in the table under the heading "Voting Securities, Principal Stockholders and Holdings of Management" above, each Director, nominee and executive officer possesses the sole power to vote and dispose of the shares beneficially owned by him.

(2) Includes 3,750 shares subject to options that are presently exercisable or exercisable within 60 days.

(3) Includes 4,688 shares subject to options that are presently exercisable or exercisable within 60 days.

(4) Includes 3,125 shares subject to options that are presently exercisable or exercisable within 60 days.

(5) Includes 39,188 shares subject to options that are presently exercisable or exercisable within 60 days.

              INFORMATION ABOUT DIRECTORS AND NOMINEES FOR DIRECTOR

         The Company's Bylaws provide that the number of Directors shall be not less than five nor more than 15, the exact number to be determined from time to time by resolution of the Board of Directors. By resolution adopted February 20, 1997, the Board set the number of Directors at eight. The Bylaws also provide for three classes of Directors having staggered terms of office, with each Director serving a three-year term expiring upon the election and qualification of his successor.

         Two Directors, Messrs. Clyde Wm. Engle and Joseph C. Minio, are currently serving terms that expire at the 1998 Annual Meeting of Stockholders. Mr. Engle was first elected to the Board of Directors in 1980 and Mr. Minio was first elected to the Board of Directors in 1983. The five Directors whose terms expire in 1999 and 2000 were elected by the Company's stockholders at prior annual meetings to serve until the annual meeting to be held in the year set forth in the table below and until their successors are elected and qualified.

         On February 26, 1998, the Directors nominated Messrs. Engle and Minio to serve new three-year terms. The accompanying proxy will be voted FOR the election of these two nominees unless authority to do so is withheld.

         Directors shall be elected by a plurality of the votes cast by the holders of the shares present in person or represented by proxy at a meeting at which a quorum is present and which are entitled to vote on the election of directors. Abstentions and shares not voted are not taken into account in determining a plurality in the election of directors. Although the Board of Directors does not expect that any of the nominees will be unavailable for election, if a vacancy in the slate of nominees unexpectedly occurs, proxies will be voted in favor of those nominees who remain as candidates and may be voted for a substitute nominee designated by the Board of Directors.

         The following table sets forth certain information about the two nominees for Director and the remaining Directors whose terms continue beyond the 1998 Annual Meeting of Stockholders, including information about their beneficial ownership of Common Stock as of March 16, 1998. A description of each person's business activities during the past five years, including his position, if any, with the Company and other pertinent information follow the table.


                                                                  Beneficial Ownership
                                                                    of Common Stock
                                                          -------------------------------------
                                          Year First
Nominees For                                 Became       No. of Shares(1)
Terms Expiring 2001             Age         Director                             % of Class
---------------------------    -------    -------------   ------------------   ----------------
Clyde Wm. Engle                  55           1980          947,000(2)(3)           50.7%
Joseph C. Minio                  55           1983            2,000(3)                *

                                                                  Beneficial Ownership
                                                                    of Common Stock
                                                          -------------------------------------
                                           Year First
Directors With                               Became       No. of Shares(1)
Terms Expiring 2000             Age         Director                             % of Class
---------------------------    -------    -------------   -------------------------------------

Paul H. Albritton, Jr.           54           1991            2,600(3)                *
William M. Cousins, Jr.          73           1991            2,000(3)                *
Glenn J. Kennedy                 46           1991            2,000(3)                *

                                                                  Beneficial Ownership
                                                                    of Common Stock
                                                          -------------------------------------
                                           Year First
Directors With                               Became       No. of Shares(1)
Terms Expiring 1999             Age         Director                             % of Class
---------------------------    -------    -------------   ------------------   ----------------

James M. Fawcett, Jr.            61           1992            2,000(3)                *
C. Alan Forbes                   64           1974            2,050(3)                *
Lee N. Mortenson                 62           1984            6,200(3)                *

----------
*   Less than 1% of the outstanding shares of Common Stock of the Company.

(1) Except as otherwise noted, each Director or nominee possesses the sole power to vote and dispose of the shares beneficially owned by him.

(2) See Note 1 in the table under the heading "Voting Securities, Principal Stockholders and Holdings of Management" above regarding the holdings of Sunstates Corporation and Clyde Wm.
     Engle.

(3) Includes 2,000 shares subject to options that are presently exercisable or exercisable within 60 days.

         PAUL H. ALBRITTON, JR. Mr. Albritton is Vice President and Chief Financial Officer (since May 1994) of C-Phone Corporation (formerly Target Technologies, Inc.), a publicly traded company engaged in video communication equipment manufacturing. From September 1992 to May 1994, Mr. Albritton, an attorney and certified public accountant, was a self-employed financial consultant and private investor. Mr. Albritton was a Director and Executive Vice President (May 1988 to August 1992) of Acton Corporation (now Sunstates Corporation), a publicly traded company, controlled by Mr. Engle, primarily engaged in real estate development and manufacturing.

         WILLIAM M. COUSINS, JR. Mr. Cousins has been President of William M. Cousins Jr., Inc., a management-consulting firm, since 1974. Mr. Cousins received his MBA from Harvard University. Mr. Cousins is also a Director of Wellco Enterprises, Inc. and BioSepra, Inc.

         CLYDE WM. ENGLE. Mr. Engle has served as Chairman of the Board of the Company since May 1991. He also holds positions with various businesses headquartered in Chicago, Illinois, including RDIS Corporation (formerly Libco Corporation) (Chairman of the Board and President), which is the sole shareholder of Telco Capital Corporation; Telco Capital Corporation (Chairman of the Board and Chief Executive Officer), which is the majority shareholder of Hickory Furniture Company; Hickory Furniture Company (Chairman of the Board), which is the majority shareholder of Sunstates Corporation; GSC Enterprises, Inc. (Chairman of the Board, President and Chief Executive Officer), a one bank holding company, and; Bank of Lincolnwood (Chairman of the Board and President). Mr. Engle is also Chairman of the Board and Chief Executive Officer of Sunstates Corporation (formerly Acton Corporation), the

Company's parent, a Delaware corporation, which is a publicly traded company primarily engaged in real estate and manufacturing. The following information is provided voluntarily by Mr. Engle although it is not deemed material information as that term is used in Item 401 of Regulation S-K. Mr. Engle is the subject of a Cease and Desist Order dated October 7, 1993, issued by the Securities and Exchange Commission requiring Mr. Engle and certain of his affiliated companies to permanently cease and desist from committing any further violations of
Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, which requires monthly and other periodic reports of transactions in certain securities. According to information provided to the Company by Mr. Engle, the information required to be reported pursuant to
Section 16(a) was otherwise reported in a timely manner in other publicly available reports.

         JAMES M. FAWCETT, JR. Mr. Fawcett has been a Registered Representative and Agent for the Equitable Financial Companies since 1990. He served as President and Owner of The Fawcett Group, a financial consulting and investment banking firm, from 1973 to 1990. Due to an extended illness, Mr. Fawcett has been unable to attend Board Meetings since October 1997. The Company cannot predict when Mr. Fawcett will be able to attend future meetings.

         C. ALAN FORBES. Mr. Forbes is a management consultant in Charlotte, North Carolina and is President of C.A. Forbes & Assoc., Inc. From 1985 through 1988 he was President of Delta Square, Inc., of Atlanta, Georgia, which is a manufacturer of electronic productivity measuring systems.

         GLENN J. KENNEDY. Mr. Kennedy has served as Vice President, Treasurer, Secretary and Chief Financial Officer of the Company since June 1997. Mr. Kennedy has been a director of Alba-Waldensian since 1991 and was elected Vice President, Treasurer, Secretary and Chief Financial Officer in June 1997. He also currently serves as Vice President (since July 1988), Treasurer and Chief Financial Officer (since May 1988) of Sunstates Corporation (formerly Acton Corporation), the Company's parent, a publicly traded company primarily engaged in real estate and manufacturing. Mr. Kennedy was formerly Chief Financial Officer and Treasurer of Sunstates Corporation, a publicly traded company which was primarily engaged in specialized automobile insurance underwriting and real estate development, which was merged into Acton Corporation in May of 1988. Mr. Kennedy has served as Chief Financial Officer of

Simms Investment Company and was a Senior Audit Manager with Price Waterhouse & Co. Mr. Kennedy is a Certified Public Accountant and has a Bachelors Degree in Accounting from North Carolina State University

         JOSEPH C. MINIO. Mr. Minio has been President, Chief Executive Officer and Director of Belle Haven Management Ltd. since 1986. Belle Haven Management Ltd. is engaged in the business of acquiring controlling positions in small and medium-sized under-performing companies, and provides top level general management services, including strategic planning, restructuring, financing and acquisition search, analysis and negotiation. He has also served as President and Chief Executive Officer of Intelligent Business Communications Corporation. Intelligent Business Communications Corporation was engaged in the design, development, manufacture, and marketing of advanced state of the art satellite data control equipment as well as vertical circuit switches and T-1 multiplexers for both data and voice communications. Mr. Minio also serves as a Director of Faulding, Inc.

         LEE N. MORTENSON. Mr. Mortenson has served as President and Chief Executive Officer of the Company since February 1997. He has also served as President, Chief Operating Officer and a Director of Telco Capital Corporation of Chicago, Illinois since January 1984. Telco Capital Corporation is principally engaged in the manufacturing and real estate businesses. He was President, Chief Executive Officer and a Director of Sunstates Corporation (formerly Acton Corporation) to December 1990 and he has been President, Chief Operating Officer and a Director of Sunstates Corporation (formerly Acton Corporation) since December 1990. Sunstates Corporation, the Company's parent, a Delaware corporation, is a publicly traded company, controlled by Mr. Engle, primarily engaged in real estate and manufacturing. Mr. Mortenson also serves as a Director of Rocky Mountain Chocolate Factory, Inc. On December 24, 1996, an agreed order of liquidation with a finding of insolvency was entered against the principal subsidiary of Sunstates Corporation, Coronet Insurance Company ("Coronet"), under the Illinois Insurance Code, pursuant to which, among other things, all of the assets of Coronet were transferred to the Office of the Special Deputy for the purpose of winding up the affairs of Coronet. Mr. Mortenson was a Director of Coronet and served as its President during the period 1994 to 1996. On January 24, 1997, Hickory White Company, a furniture-manufacturing subsidiary of Sunstates Corporation, filed a voluntary petition under Chapter 11 of the Federal Bankruptcy Code. All of the assets of Hickory White Company were sold to an unrelated party on March 17, 1997. Mr.

Mortenson was Vice President and a Director of Hickory White Company. Mr. Mortenson previously served as Group Vice President of Gould, Inc. from 1980 to 1982. Prior to this, he was a Group Vice President with Becton Dickinson, Inc. Mr. Mortenson holds a BS Degree and Masters Degree in Engineering from UCLA.


                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Audit Committee is currently comprised of Messrs. Albritton, Cousins, and Fawcett. Mr. Albritton serves as Chairman. The principal duties of the Audit Committee are to review with the independent auditors (i) the purpose and scope of services to be performed by them, (ii) the financial statements and related opinions of the auditors, (iii) the observations and recommendations of the auditors relating to accounting principles or practices, internal controls, financial reporting and operations and (iv) other pertinent matters necessary to assist the Board of Directors in fulfilling its responsibilities for public financial reporting. In addition, the Audit Committee communicates with members of the Company's management staff with respect to auditing matters, supervises and reviews the Company's internal audit procedures and activities and recommends to the Board of Directors nomination of an independent auditing firm for the Company. The Audit Committee met six times during 1997.

         The Stock Option and Executive Compensation Committee is currently comprised of Messrs. Fawcett, Forbes and Minio. Mr. Forbes serves as Chairman. The principal duties of the Stock Option and Executive Compensation Committee are to review and recommend changes with respect to the Company's stock option plans, to recommend options to be granted under the plans, to review salaries and other compensation paid to management of the Company and to assist the Chief Executive Officer with respect to the Company's executive compensation policies. The Stock Option and Executive Compensation Committee met twenty-nine times during 1997. A majority of the meetings of this committee were held via telephone in connection with the severance of the Company's former Chief Executive Officer in early 1997.


         The Company does not have a nominating committee. The entire Board of Directors considers and nominates individuals for election to serve on the Board of Directors.

         The Board of Directors met six times during 1997. All Directors attended at least 75% of the meetings of the Board and all committees of which they were a member except for Mr. Fawcett who attended only two-thirds of the Board of Director meetings due to illness.

                            COMPENSATION OF DIRECTORS

         Directors receive an annual retainer of $1,300 (or $2,000 for each committee member) and $1,000 for each regular meeting of the Board attended ($500 for each telephonic Board meeting). Directors who serve on the Audit Committee, the Executive Committee or the Stock Option and Executive Compensation Committee receive an additional $500 for each Committee meeting attended (or $250 for each telephonic Committee meeting). Directors who serve on the MIS Committee and the Strategic Planning Committee receive $1,000 for each such Committee meeting attended.

                           STOCK OPTION AND EXECUTIVE
                          COMPENSATION COMMITTEE REPORT

         The Stock Option and Executive Compensation Committee of the Board of Directors of the Company (the "Committee") provides overall guidance with respect to the Company's executive compensation programs. The Committee is composed of three members (all outside directors) and it meets at least once a year to review the Company's compensation programs, including executive salary administration, stock and incentive compensation plans. The Committee considers and makes final decisions regarding the compensation of the Chief Executive Officer and the other executive officers of the Company.

GENERAL EXECUTIVE COMPENSATION POLICIES

         The Company's executive compensation policies are designed to attract and retain top quality executive officers and to reward executive officers for performance measured by review of financial performance criteria and achievement of strategic corporate objectives.

         The Company's executive officers are eligible to receive three principal types of compensation: base salary, annual incentive compensation and stock options and related bonus plan payments, each of which is more fully described below. In addition, executive officers participate in the Company's various other employee benefit plans, including the Company's Employee Savings and Profit Sharing Plan.

         1. BASE SALARY. The Company has historically established the base salary of its executive officers on the basis of each executive officer's experience, scope of responsibility and accountability within the Company and salary and benefits at comparable public companies.

         2. ANNUAL INCENTIVE COMPENSATION. To incentivize the compensation of executive officers, a component of an executive officer's total compensation arrangement derives from participation in the Company's 1989 Management Incentive Plan (the "MI Plan"). Under the MI Plan, the named Executive Officers can earn a designated percentage of annual salary based upon two out of three criteria: actual performance against established personal objectives ("MBOs"), Company profit performance against the established budget, and/or divisional profit performance against the established budget. Under the MI Plan, Messrs. Denne, Johnston and Harrison may be awarded up to 36%, 36% and 34%, respectively, of their base salary in bonuses.

         One-half of each named Executive Officer's bonus for 1997 was tied to the achievement of established financial and budget objectives. These budget objectives are approved annually by the Board of Directors. Falling below 85% of the budget objective results in no bonus award with respect to the budget objective component of the bonus. The other half of each named Executive Officer's bonus depends on his achievement of MBOs and other strategic goals of the Company which are determined and approved for each fiscal year by the Committee. The ability of the named Executive Officer to receive an award of the full amount for a particular year depends on whether or not the established objective, which may be subjectively adjusted by the Committee for unusual circumstances, is met.

         3. STOCK OPTION COMPENSATION AND RELATED BONUS PAYMENTS. The Committee believes that stock ownership is another way to align the interests of the executive officers with those of the Company's shareholders. The Committee generally awards stock options to an executive officer based on his position with the Company. The

Committee believes that stock options give the executive officer a proprietary interest in the Company and allow executive officers to realize economic gain upon increases in shareholder value over time. To that end, the Committee may award executive officers with stock options under the Company's 1993 Long Term Performance Plan (the "1993 Plan"). During the fiscal year ended December 31, 1997, the Committee granted stock options to the Company's Executive Officers with respect to a total of 112,500 shares of Common Stock as follows:

         Donald R. Denne            12,500 shares
         Ronald J. Harrison         12,500 shares
         Dixon R. Johnston          12,500 shares
         Glenn J. Kennedy           12,500 shares
         Lee N. Mortenson           50,000 shares
         Warren R. Nesbit           12,500 shares

All of the options issued to Messrs. Mortenson, Harrison, Kennedy and 6,250 of the shares issued to Mr. Johnston were issued in connection with their initial employment by the Company. Of the options issued to Mr. Denne and Nesbit, 5,000 and 2,000, respectively, were replacing options that had expired during the year. The remaining options reported above as being issued during the year actually represent the modification of previously outstanding options as discussed in the following paragraph.

         On October 21, 1997, the Committee authorized the modification of 35,250 options that were outstanding under the 1993 Incentive Stock Option Plan to reset the exercise price to $5.00 per share. These modified options will no longer be subject to the bonus provisions discussed in the following paragraph. No other terms of the outstanding options were modified.

         In addition, a bonus will be paid to holders of options, granted prior to October 21, 1997, in the event that on the date the option expires, the book value of the stock has increased during the option's term more rapidly than the market value of the stock. In such event, the option holder is paid a bonus equal to the amount by which the growth in the book value per share exceeds the growth in the market price of the Company's Common Stock. If the growth in the stock price exceeds the growth in book value per share, no bonus will be paid. The Committee discontinued this bonus program for any options issued after October 20, 1997.

1997 COMPENSATION FOR MR. SCHUSTER

         The general policies described above for the compensation of executive officers also applied to Thomas F. Schuster, who served as the Company's President and Chief Executive Officer until February 1997. In determining Mr. Schuster's base salary, the Committee took into account comparable salary and benefits at other publicly traded companies in the textile industry as well as the performance of the Company in 1996. Mr. Schuster's annual salary for 1997 of $231,756 was not increased from its 1996 level.

         Due to Mr. Schuster's severance from the Company in February 1997, no incentive compensation was paid to Mr. Schuster with respect to 1997. See "Termination of Employment and Change of Control Arrangement" for information on Mr. Schuster's severance payments.

1997 COMPENSATION FOR MR. MORTENSON

         The general policies described above for the compensation of executive officers also applied to Lee N. Mortenson, who became the Company's President and Chief Executive Officer in February 1997. In determining Mr. Mortenson's base salary, the Committee took into account comparable salary and benefits at other publicly traded companies in the textile industry as well as the performance of the Company in 1996. Mr. Mortenson's 1997 annual salary was established to be $195,000.

         Mr. Mortenson's annual incentive compensation, however, was earned on the basis of a different formula from that of the other named Executive Officers. In contrast to the other named Executive Officers, a greater percentage of Mr. Mortenson's bonus was dependent upon the achievement by the Company of certain profit objectives. Mr. Mortenson could have been awarded up to a maximum of 37.5% of his base salary in bonus depending upon his achievement of MBOs. In addition, Mr. Mortenson could have been awarded a bonus equal to 12.5% of his base salary in the event the Company achieved 85% of the pre-established financial and budget objectives (0% below 85% performance). For every percentage point by which the Company exceeded 85% of the established financial and budget objectives, which may be subjectively adjusted by the Committee for unusual circumstances, the percentage of the applicable portion of his base salary subject to the bonus could have been increased by
2.23 percentage points, which could have resulted in a bonus for the achievement of financial and budget objectives in excess of 37.5% of his base salary. Mr. Mortenson's total incentive compensation in 1997 was $125,813 or 75% of his base salary.

         During 1997, Mr. Mortenson received temporary living expense reimbursements totaling $16,969, including transportation costs for himself and his family. In December 1997, the Company provided Mr. Mortenson with a $90,000 loan to assist him in the acquisition of his new residence in North Carolina. The loan bears interest at prime plus 1% is due at the earlier of the date of sale of his Chicago residence or one year and is secured by a second deed of trust on his North Carolina residence.

         The Stock Option and Executive Compensation Committee Report is presented by the members of the Committee:

                           James M. Fawcett, Jr.
                           Joseph C. Minio
                           C. Alan Forbes, Chairman

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

         Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock (AWS) against the cumulative total return of the S&P 500 Composite Index and the Company's Peer Group for the period covering the Company's five fiscal years ended December 31, 1993, 1994, 1995, 1996 and 1997. The Peer Group consists of the following publicly-held companies in the textile industry: Hartmarx Corp., Hampshire Group Ltd., Danskin Inc., Nantucket Industries, Inc., Warnaco Group Inc. Class A Common Stock, Fruit of the Loom Inc. Class A Common Stock, Sara Lee Corp. and Premiumwear Inc. Tecnol Medical Product, which was a member of the Peer Group in prior years, is no longer a publicly traded company and is therefore no longer included.

                      COMPARATIVE FIVE-YEAR TOTAL RETURNS*
                      ALBA-WALDENSIAN, S&P 500, PEER GROUP
                     (Performance results through 12/31/97)

(The Performance Graph appears here. See the table below for the plot points.)

                     1992       1993      1994      1995      1996      1997
Alba-Waldensian    $100.00     $131.75  $141.27   $ 96.83   $ 74.60   $ 58.73
S&P 500            $100.00     $109.99  $111.45   $153.25   $188.87   $251.91
Peer Group         $100.00     $ 78.39  $ 81.94   $102.03   $124.99   $173.85

Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in AWS common stock, S&P 500, and Peer Group.

*Cumulative total return assumes reinvestment of dividends
                                           Source: Frank Russell Company
Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.

                               EXECUTIVE OFFICERS

The following table sets forth certain information about the Company's executive officers:

Name                                                          Position with the Company
----                                                          -------------------------
Lee N. Mortenson                          62                  President and Chief Executive
                                                              Officer

Donald R. Denne, Sr.                      61                  Senior Vice President and
                                                              President of the Health Products
Division

Dixon R. Johnston                         56                  Vice President and President of
the Consumer Products Division

Glenn J. Kennedy                          46                  Vice President, Treasurer,
Secretary and Chief Financial                                                   Officer

Ronald J. Harrison                        51                  Vice President - Operations


Warren R. Nesbit, II                      45                  Vice President - Human
                                                               Resources

James Douglas Dickson                     41                  Assistant Secretary



     The following paragraphs set forth information concerning each executive officer's business experience:

         Mr. Lee N. Mortenson - see information under "INFORMATION ON DIRECTORS AND NOMINEES FOR DIRECTORS.

         Mr. Donald R. Denne, Sr. joined the Company in 1987 as a Corporate Vice President and President of the Health Products Division. Prior to joining the Company, Mr. Denne served as Vice President of Marketing for General Medical Corporation, Vice President of Health Products for Work Wear Corporation and Vice President for Business Planning for American Hospital Supply. Mr. Denne has a B.A. degree from Duke University.

         Mr. Dixon R. Johnston was elected Vice President of the Company and President of the Consumer Products Division on February 22, 1996. Prior to joining the Company, Mr. Johnston served as Executive Vice President of Gem-Dandy, Inc. from 1995 - 1996. Mr. Johnston served as Director of Motorsports & New Ventures for Sky Box International from 1993 to 1995. He served as Executive Vice President of Trone Advertising from 1989 - 1993. Mr. Johnston was president and part owner of Milpak Graphics from 1986 to 1989. From 1982 to 1986 he was President of No-nonsense Fashions, Inc., a division of Kayser-Roth Hosiery. Mr. Johnston has a degree in economics from Northwestern University and an MBA from the University of California, Berkeley.

         Mr. Glenn J. Kennedy - see information under "INFORMATION ON DIRECTORS AND NOMINEES FOR DIRECTORS".

         Mr. Ronald J. Harrison joined the Company in February 1997 as Vice President of Operations. Prior to joining the Company, Mr. Harrison has 29 years of experience in the apparel business holding various positions including industrial engineer, plant manager and vice president of manufacturing (Champion Inc.) and president of two smaller apparel companies (C & L Apparel Manufacturing and Hartin Industries). Prior to joining the Company, Mr. Harrison was chief operating officer for Jelyn Associates (d/b/a Old Glory), a Pennsylvania sweater company from 1995 to February 1997. Offshore experience includes Mexico, all of Central America and the Caribbean Basin. Mr. Harrison has a bachelor's degree from Louisiana Tech University and an MBA from Memphis State University.

         Mr. Warren Nesbit, II joined the Company in December 1985 as Director of

Human Resources. He was named Vice President of Human Resources in 1990 and elected to serve as a Corporate Vice President in 1993. Mr. Nesbit served as Vice President of Industrial Relations with Marion Manufacturing, in Marion, North Carolina prior to joining the Company. He held various manufacturing and human resource responsibilities with Burlington Industries from 1978 to 1984. Mr. Nesbit is a graduate of the University of North Carolina.

         Mr. James Douglas Dickson joined the Company in 1994 as Corporate Controller. He was elected Assistant Secretary on December 15, 1994. Prior to joining the Company, Mr. Dickson served as Controller of Hickorycraft, Inc., a division of Masco Corporation, from 1987 to 1994 and as Division Controller of Sealed Air Corporation from 1982 to 1987. Mr. Dickson holds a B.B.A. from the University of Georgia and is a Certified Management Accountant.

     The Company's officers are elected for a one-year term at the annual meeting of the Board of Directors.

                         EXECUTIVE OFFICER COMPENSATION

         The table below shows the compensation paid or accrued by the Company for the three fiscal years ended December 31, 1997, 1996 and 1995, to or for the account of each of the Chief Executive Officers and the Company's three other executive officers whose total annual salary and bonus for 1997 exceeded $100,000 (collectively, the named Executive Officers).

                           SUMMARY COMPENSATION TABLE

                                                                             Long Term
                                            Annual Compensation            Compensation
                                     ---------------------------------- --------------------
                                                               Other     Stock               All
                                                              Annual     Option   LTIP       Other
Name and                       Fiscal  Salary                 Compen-    Awards   Payouts   Compen-
Principal Position              Year     ($)      Bonus($)    sation($)   (#Sh)    ($)      sation
---------------------          ----------------------------- ---------- --------- -------------------
Thomas F. Schuster (1)          1997 231,756(12) 121,630(11)    (2)        0      28,750(4)  618(3)
 President and Chief            1996   231,756   69,527(12)     (2)        0          0     2,479(3)
 Executive Officer              1995   225,000     18,270       (2)        0          0     2,400(3)


Lee N. Mortenson (1)            1997 176,500(9)   125,813    47,541(10) 52,000(8)     0     2,684(3)
 President and Chief
 Executive Officer

Donald R. Denne                 1997   150,000     10,800       (2)      5,000    5,100(4)  2,691(3)
 Senior Vice                    1996   143,004     18,218       (2)      2,500    4,200(4)  2,519(3)
 President                      1995   131,508     17,070       (2)      2,500        0     2,400(3)
 of Company and
 President of Health
 Products Division

Dixon R. Johnston (5)           1997   150,000     41,797    20,000(6)   6,250        0     2,800(3)
 Vice President and             1996   121,654     25,000    25,000(6)   6,250        0     1,136(3)
 President of the
 Consumer Products
 Division


Ronald J. Harrison (7)          1997   112,500     37,676       (2)      12,500       0     1,080(3)
 Vice President of
 Operations

----------

(1) The Board of Directors elected Mr. Lee N. Mortenson, a Director of the Company, on February 20, 1997 as President and Chief Executive Officer of the Company replacing Mr. Thomas F.
    Schuster.

(2) Except for Messr. Mortenson and Johnston, no named Executive Officer has received personal benefits during such years in excess of 10% of his annual salary and bonus.

(3) Represents matching contributions by the Company under its Employee Savings and Profit Sharing Plan.

(4) These payments were made pursuant to the Company's 1991 Management Bonus Plan in connection with the expiration of stock options. See footnote 1 to the Option Grants Table below.

(5) The Board of Directors elected Mr. Dixon R. Johnston in February 1996 as a Vice President of the Company and President of the Consumer Products Division.

(6) Includes a $20,000 moving allowance ($15,000 in 1996) paid to or on behalf of Mr. Johnston and a $10,000 signing bonus paid in 1996.

(7) Mr. Ronald J. Harrison joined the Company in February 1997 as Vice President of Operations.

(8) Includes 2,000 options issued in connection with the Company's 1997 Nonqualified Stock Option Plan for Directors.

(9) Includes $8,750 of fees for serving on the Board of Directors and various Board Committees.

(10) Includes country club dues ($3,249), automobiles ($5,292), temporary living expenses ($10,845), travel for spouse ($6,124) and reimbursements for payment of income taxes ($9,016).

(11) Represents payment of previously deferred compensation under the Company's 1989 Non-Qualified Deferred Compensation Plan.

(12) Mr. Schuster resigned from the Company effective February 20, 1997. Mr. Lee
     N. Mortenson, a Director of the Company, was elected by the Board of Directors on February 20, 1997, as President and Chief Executive Officer of the Company, replacing Mr. Schuster.

     See "Termination of Employment and Change of Control Arrangements" below for additional information regarding the calculation of this amount.



          TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

         The Company has entered into termination of employment and change of control arrangements with respect to the Chief Executive Officer and the named Executive Officers of the Company, Messrs. Denne, Johnston and Harrison.

         Mr. Mortenson has been provided with a severance package requiring, that in the event of termination without cause, the payment of 100% of his base pay plus benefits for a period equal to the lesser of twelve months or the number of months Mr. Mortenson remains unemployed. Should Mr. Mortenson be terminated under certain circumstances prior to February 20, 1999, the Company will relocate Mr. Mortenson to Chicago and pay all associated relocation expenses.

         With respect to Mr. Denne, his severance arrangement provides that in the event that he is terminated without cause he shall be entitled to receive a payment equal to 100% of his base pay and benefits for a period of six months. In addition, following the six-month period, Mr. Denne is entitled to receive a contingent payment equal to 100% of his base pay and benefits for the lesser of
(a) six months or (b) the number of months that he remains unemployed.

         Mr. Johnston's severance arrangement provides that in the event his employment with the Company is involuntarily terminated or he is asked to resign, in either case without cause, then he shall be entitled to receive a payment equal to 100% of his base pay and benefits for a period of nine months. In addition, following the nine-month period, Mr. Johnston is entitled to receive a contingent payment equal to 100% of his base pay and benefits for the lesser of (a) nine months or (b) the number of months that he remains unemployed.

         Mr. Harrison's severance arrangement provides that in the event that he is terminated without cause he shall be entitled to receive a payment equal to 100% of his base pay and benefits for a period of six months. In addition, following the six-month period, Mr. Harrison is entitled to receive a contingent payment equal to 100% of his base pay and benefits for the lesser of (a) six months or (b) the number of months that he remains unemployed.

         On February 20, 1997, Thomas F. Schuster resigned as President and Chief Executive Officer of the Company. Pursuant to his severance agreement with the Company, Mr. Schuster will be paid a severance amount (the "Severance Amount") equal to 18 months of his base salary at February 20, 1997, payable in 18 equal monthly installments. Mr. Schuster's base salary at February 20, 1997, was $231,756. In addition, Mr. Schuster was paid $69,527, which amount represents 80% of his maximum (37.5%) MBO portion of his 1996 incentive compensation: no other incentive compensation was paid to Mr. Schuster. The Company also paid Mr. Schuster $28,750, which amount represents the difference between the book value of the Company's Common Stock at December 31, 1996, multiplied by the number of shares of Common Stock subject to options held by Mr. Schuster at his resignation. The Company has also agreed to continue Mr. Schuster's medical, dental and life insurance and to continuing paying his country club membership dues during the 18 month severance period.

         The table below shows the individual grants of stock options to the named Executive Officers during the fiscal year ended December 31, 1997. No stock appreciation rights (SARs) were granted during the year.



                        OPTION GRANTS IN 1997 FISCAL YEAR

                                                                                 Potential
                                                                              Realizable Value
                                                                                     at
                                                                              Assumed Rates of
                                                                                Stock Price
                                       Individual Grants                      Appreciation for
                                                                                Option Term*
                                                                             -------------------
                    --------------------------------------------------------
                                % of Total Options
                     Options        Granted to      Exercise or
                    Granted         Employees       Base Price    Expiration
Name                  (Shs)       in Fiscal Year      ($/Sh)        Date        5%       10%
------------------  ----------- ------------------- ------------  ---------- --------- ---------
Thomas F. Schuster       0               0                -            -         -         -
Lee N. Mortenson    50,000(1)         29.9%           $4.875        6/19/02   $67,344  $148,812
Lee N. Mortenson     2,000(2)          1.2%           $5.000       12/17/02    $2,763    $6,105
Donald R. Denne                        1.5%           $5.000       12/15/99    $3,450    $7,625
                    2,500(1)(3)
Donald R. Denne                        1.5%           $5.000       12/12/00    $3,450    $7,625
                    2,500(1)(3)
Donald R. Denne                        1.5%           $5.000       12/18/01    $3.450    $7,625
                    2,500(1)(3)
Donald R. Denne      5,000(1)          3.0%           $5.375       11/04/02    $7,425   $16,407
Dixon R. Johnston    6,250(1)          3.7%           $5.000        5/14/02    $8,634   $19,078
Dixon R. Johnston                      3.7%           $5.000        2/21/01    $8,634   $19,078
                    6,250(1)(3)
Ronald J.           12,500(1)          7.5%           $5.000        5/14/02   $17,268   $38,157
Harrison

----------

*        These amounts represent certain assumed rates of appreciation only.
         Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions.

(1) Qualified stock option granted by the Board of Directors under the 1993 Long Term Performance Plan. The option becomes exercisable as to one-fourth of the shares each year beginning one year after the date of grant. The option price equals the average of the high and low price of the Common Stock on the American Stock Exchange on the date of grant. Special provisions govern the exercise of the option in the event of termination of employment, retirement, disability or death. In connection with the grant of stock options issued prior to October 21, 1997, each named Executive Officer is entitled to a payment in the event the stock option expires unexercised and the book value of the stock has increased more rapidly than the market value of the stock. In such event, the option holder will be paid a bonus equal to the amount by which the growth in the book value exceeds the growth in the market price of the Common Stock of the Company.

(2) Includes 2,000 options granted under the Company's 1997 Nonqualifed Stock Option Plan for Directors. The option becomes exercisable on the date of grant. The option price equals the average of the high and low price of the Common Stock on the American Stock Exchange on the date of grant. Special provisions govern the exercise of the option in the event of termination of directorship, retirement, disability or death.

(3) Represents the October 21, 1997, modification of previously outstanding options under the 1993 Plan to change the exercise price to $5.00 per share. No other terms of the outstanding options were modified.

         The table below shows, on an aggregated basis, each exercise of stock options during the fiscal year ended December 31, 1997 by each of the named Executive Officers and the 1997 fiscal year-end value of unexercised options. No SARs were granted or exercised during the year and no SARs are currently outstanding.


                  AGGREGATE OPTION EXERCISES IN THE 1997 FISCAL
                     YEAR AND FISCAL YEAR-END OPTION VALUES

                                                        Number of              Value of
                                                       Unexercised           Unexercised
                                                        Options at           In-the-Money
                                                       FY-End (#Sh)       Options at FY-End
                                                                                 ($)
                        Shares
                     Acquired on        Value          Exercisable/          Exercisable/
Name                Exercise (#Sh)  Realized ($)      Unexerciseable        Unexerciseable
------------------- --------------- -------------- ---------------------  -------------------
Thomas F. Schuster        0               0                        0/0            -
Lee N. Mortenson          0               0               2,000/50,000          $0/$0

Donald R. Denne           0               0               3,750/8,750           $0/$0
Dixon R. Johnston         0               0               4,688/7,812           $0/$0
Ronald J. Harrison        0               0               3,125/9,375           $0/$0


See No. 3 under "General Executive Compensation Policies" in the Stock Option and Executive Compensation Committee Report regarding expiring stock options with option prices higher than market prices.




             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 1997 and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended December 31, 1997, and any written representations from a reporting person that no Form 5 is required, to the best of the Company's knowledge, no person who was a director, officer or beneficial owner of more than ten percent of any class of equity securities of the Company (a reporting person) failed to file on a timely basis, as disclosed in the above Forms, reports required by Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") during the most recent fiscal year.


                 APPROVAL OF 1997 NONQUALIFIED STOCK OPTION PLAN

         Effective December 17, 1997, the Board of Directors adopted the 1997 Nonqualified Stock Option Plan for Directors (the 1997 Plan), subject to approval by the stockholders at the 1998 Annual Meeting. The 1997 Plan is intended to replace the 1992 Nonqualified Stock Option Plan for Non-Employee Directors, which expired on December 17, 1997. The 1997 Plan is intended to provide Directors with a sense of proprietorship and personal involvement in the development and financial success of the Company, to encourage Directors to remain with and to devote their best efforts to the Company, and to compensate fairly such Directors for their services to the Company.

         The Board of Directors has reserved 40,000 shares of the Company's Common Stock (approximately 2.1% of the shares of Common Stock outstanding) for issuance upon exercise of options granted under the 1997 Plan. This number, as well as the number of shares issuable upon exercise of an option, is subject to adjustment in the event of stock dividends and splits, recapitalizations and similar transactions.

         The Board of Directors administers the 1997 Plan.

         The only persons eligible to receive options under the 1997 Plan are Directors of the Company. On December 17, 1997, each Director eligible to receive options under the 1997 Plan was granted an option to purchase 2,000 shares of Common Stock at an exercise price of $5.00 per share, the fair market value of the Common Stock at such date, subject to stockholder approval of the 1997 Plan. Each new Director added to the Board during the life of this Plan will immediately receive an Option to purchase 2,000 shares of Common Stock. Additional options for the purchase of 500 shares will be issued to each Director on each of December 17, 1998, 1999, 2000 and 2001 at an exercise price based upon the fair market value of the Common Stock on the date of grant. The 1997 Plan will expire on December 17, 2002, and accordingly, the maximum number of options issuable under the 1997 Plan is 4,000 per Director. Based upon the closing sale price of the Common Stock as reported on the American Stock Exchange on December 17, 1997, the shares subject to options granted under the 1997 Plan on

December 17, 1997, had a fair market value of $5.00 per share, or an aggregate of $80,000 ($10,000 for each Director receiving options).

         All options granted under the 1997 Plan will be immediately exercisable, if the stockholders approve the 1997 Plan at the 1998 Annual Meeting. Upon the exercise of an option or portion thereof the exercise price must be paid in full in cash or equivalent.

         Options granted under the 1997 Plan are transferable. An optionee's rights under all outstanding options will terminate 90 days after his termination as a Director. Options granted under the 1997 Plan will expire five years after the date of grant.

         The Board of Directors may terminate, suspend or amend the 1997 Plan at any time except no termination, suspension or amendment can adversely affect the rights of an optionee as to any outstanding option(s) without the optionee's consent unless the amendment is necessary to preserve or provide exemptions from the applicability of Section 16(b) of the Exchange Act to the grant, lapse, disposition, cancellation or exercise of options. In addition, no amendment regarding the determination of the optionees, the date of grant and the number of options granted to an optionee may be made more than once every six months unless the amendment is necessary to comply with changes in the Code or the rules thereunder.

         For federal income tax purposes, the optionee will realize no taxable income when the option is granted. Upon the exercise of an option granted under the 1997 Director Plan, the amount by which the fair market value of the shares purchased pursuant to such exercise exceeds the option price will be treated as compensation income received by the option holder. Upon the subsequent disposition of shares received upon the exercise of an option, generally any amount realized in excess of the option holder's basis (usually the fair market value at the time of exercise) will be taxed as a capital gain and any amount realized which is less than the option holder's basis will be treated as a capital loss.

         No options granted under the 1997 Plan may be exercised unless and until the 1997 Plan is approved by the holders of a majority of the outstanding shares present or represented and entitled to vote at the Annual Meeting of Stockholders, and if such approval is not obtained the 1997 Plan and all options granted thereunder shall be void. Abstentions will have the effect of a negative vote on the 1997 Plan. Broker non-votes will not be counted in determining the number of shares represented and entitled to vote at the 1998 Annual Meeting. The Board of Directors recommends a vote FOR approval of the 1997 Plan and proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.

         The Company intends to register the shares of Common Stock issuable pursuant to the 1997 Plan under the Securities Act of 1933.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         Upon the recommendation of the Audit Committee, the Board of Directors selected BDO Seidman, LLP to serve as the Company's independent accountants for the fiscal year ended December 31, 1997. BDO Seidman, LLP served as the Company's independent accountants for the fiscal years ended December 31, 1994, 1995 and 1996.

         The Board of Directors has not yet made a determination as to the appointment of auditors to serve for the fiscal year ending December 31, 1998. The Board of Directors will select independent public accountants for 1998 at a later date.

         Representatives of BDO Seidman are expected to be present at the Annual Meeting of Stockholders with an opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.


                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to such meeting on or before December 12, 1998. The 1999 Annual Meeting of Stockholders is currently contemplated to be held on May 12, 1999. However, if the date of the 1999 Annual Meeting is changed by more than 30 days from such date, proposals of stockholders must be received by the Company a reasonable time prior to the date the Company's proxy statement and form of proxy relating to such meeting are first sent to the stockholders.

APPENDIX A


                              ALBA-WALDENSIAN, INC.

                       1997 NONQUALIFIED STOCK OPTION PLAN
                                  FOR DIRECTORS

          1. Purpose. This Plan is intended to provide Directors of the Company a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage Directors to remain with and to devote their best efforts to the Company.

          2. Definitions. Whenever used in the Plan, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

                  (a) "Act" means the Securities Exchange Act of 1934, as amended.

                  (b) "Board" or "Board of Directors" means the Board of Directors of the Company.

                  (c) "Common Stock" means the Common Stock, $2.50 par value, of the Company and any other stock or securities resulting from the adjustment thereof or substitution therefor as described in Paragraph 8 below.

                  (d) "Company" means Alba-Waldensian, Inc., a Delaware corporation, and any corporation succeeding to the Company's rights and obligations hereunder.

                  (e) "Director" means a member of the Board of Directors of the Company.

                  (f) "Fair Market Value", with respect to a share of the Common Stock on a particular date, shall be (i) if such Common Stock is listed on a national securities exchange or a foreign securities exchange or traded on the National Market System, the closing sale price of the Common Stock on said date on the national securities exchange, the foreign securities exchange or the National Market System on which the Common Stock is principally traded, or, if no sales occur on said date, then on the next preceding date on which there were such sales of Common Stock, or (ii) if the Common Stock shall not be listed on a national securities exchange or a foreign securities exchange or traded on the National Market System, the mean between the closing bid and asked prices last reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on said date or, if no bid and asked prices are reported on said date, then on the next preceding date on which there were such quotations, or (iii) if at any time quotations for the Common Stock shall not be reported by the National Association of Securities Dealers, Inc. for the over-the-counter market and the Common Stock shall not be listed on any national securities exchange or any foreign securities exchange or traded on the National Market System, the fair market value based on quotations for the Common Stock by market makers or other securities dealers as determined by the Board of Directors in such manner as the Board may deem reasonable.

                  (g) "Grant Date" means December 17, 1997.

                  (h) "Option" means a stock option granted pursuant to this Plan.

                  (i) "Optionee" means the person to whom an Option is granted.

                  (j) "Option Price" is defined in Section 6.

                  (k) "Plan" means this 1997 Nonqualified Stock Option Plan for Directors, as in effect from time to time.

                  (l) "Stock Option Agreement" means the written agreement between an Optionee and the Company evidencing the grant of an

         Option under the Plan and setting forth or incorporating the terms and conditions thereof.

          3. Administration. The Plan shall be administered by the Board of Directors. The Board shall have all of the powers necessary to enable it properly to carry out its duties under the Plan, including but not limited to the power and duty to construe and interpret the Plan and to determine all questions that shall arise under the Plan, which interpretations and determinations shall be conclusive and binding upon all persons. Subject to the express provisions of the Plan, the Board may establish from time to time such regulations, provisions and procedures which in its opinion may be advisable in the administration of the Plan.

          4. Eligibility; Option Grants. Each Director at the Grant Date shall automatically be granted Options on the Grant Date to purchase 2,000 shares (subject to adjustment or substitution pursuant to Paragraph 8 hereof) of the Common Stock. In addition, each Director, upon his or her initial appointment to the Board of Directors, will automatically be granted an Option to purchase 2,000 shares (subject to adjustment or substitution pursuant to Paragraph 8 hereof) of the Common Stock. Each Director shall automatically be granted Options on each of December 17, 1998, December 17, 1999, December 17, 2000, and December 17, 2001 to purchase 500 shares (subject to adjustment or substitution pursuant to Paragraph 8 hereof) of Common Stock. Provided, however, that such automatic grants shall be made pro rata to all Directors if on the date of a grant there shall not be a number of shares sufficient to make all such grants.

          5. Shares Available for Option. The Board of Directors shall reserve for the purposes of the Plan, and by adoption of the Plan does hereby reserve, out of the authorized but unissued Common Stock, 40,000 shares of Common Stock of the Company (subject to adjustment or substitution pursuant to Paragraph 8 hereof). In the event that an Option granted under the Plan to any Director expires or is terminated unexercised as to any shares covered thereby, such shares shall not thereafter be available for the granting of Options under the Plan and the reserve for such shares shall be terminated.

          6. Option Price. The price at which each share of Common Stock (subject to adjustment pursuant to Section 8 hereof) may be purchased upon the exercise of an Option (the "Option Price") shall be the Fair Market Value of the shares of Common Stock subject to the Option at the Grant Date.

          7.      Exercise of Options.

                  (a) An Optionee shall be entitled to exercise all of such Optionee's Options (not theretofore exercised) at any time and from time to time on or after the Grant Date and prior to the Expiration Date.

                  (b) For purposes of this Plan, the "Expiration Date" as to an Optionee means the earliest of:

                      (i)  the fifth anniversary of the date of grant; or

                      (ii) if the Optionee ceases to be a Director, ninety (90)
                           days after the date the Optionee so ceases.

                  (c) Each Option granted under the Plan by its terms may be transferable by the Optionee, and such Option shall be exercisable during such Optionee's lifetime only by such Optionee. In the event of the death of an Optionee, then such Optionee's Options shall be exercisable to the extent herein provided by the executor or personal representative of the Optionee's estate or by any person who acquired the right to exercise such Option by bequest under the Optionee's will or by inheritance.

                  (d) Each Option shall be confirmed by a Stock Option Agreement executed by the Company and by the Optionee to whom such Option is granted.

                  (e) The Option Price for each share of Common Stock purchased pursuant to the exercise of each Option shall, at the time of the exercise of the Option, be paid in full in cash or equivalent. An Option shall be deemed exercised only when written notice of such exercise, together with payment of the Option Price, is received from the Optionee by the Company at its principal office. No Optionee shall have any rights as a shareholder of the Company with respect to Common Stock issuable pursuant to such Optionee's Option until such Option is duly exercised.

                  (f) To the extent that an Option is not exercised within the period of time prescribed therefor as set forth in the Plan, the Option shall lapse and all rights of the Optionee thereunder shall terminate.

          8. Adjustment of Number of Shares. In the event that a dividend shall be declared upon the Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any Option and the number of shares reserved for issuance pursuant to the Plan shall be adjusted by adding to each such share the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend. In the event that the outstanding shares of Common Stock generally shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, or changed into or exchanged for cash or property or the right to receive cash or property (but not including any dividend payable in cash or property other than a liquidating distribution), whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any Option, and for each share of Common Stock reserved for issuance pursuant to the Plan, the number and kind of shares of stock or other securities or cash or property or right to receive cash or property into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged. In the case of any such substitution or adjustment as provided for in this Paragraph 8, the Option Price for each share covered thereby prior to such substitution or adjustment shall be the Option Price for all shares of stock or other securities or cash or property or right to receive cash or property which shall have been substituted for such share or to which such share shall have been adjusted pursuant to this Paragraph 8. No adjustment or substitution provided for in this Paragraph 8 shall require the Company in any Stock Option Agreement to issue a fractional share and the total substitution or adjustment with respect to each Stock Option Agreement shall be limited accordingly.

          9. Amendment of Plan. The Board of Directors shall have the right to amend, suspend or terminate the Plan at any time; provided that, except as and to the extent authorized and permitted by Paragraph 8 above, (a) no amendment, suspension or termination shall adversely affect the rights of any Optionee as to any outstanding Option without the consent of such Optionee, subject to any limitation on such rights set forth in the Plan or such Optionee's Stock Option Agreement and except for any amendment the Board deems necessary to preserve or provide exemptions from the applicability of Section

16(b) of the Act to the grant, lapse, disposition, cancellation or exercise of Options; and (b) no amendment relating to the determination of the Optionees or of the Grant Date or of the number of Options granted to any Optionee shall be made more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986 or the rules thereunder.

         10. Resales of Shares. The Company may impose such restrictions on the sale or other disposition of shares issued pursuant to the exercise of Options as the Board deems necessary to comply with applicable securities laws. Certificates for shares issued upon the exercise of Options may bear such legends as the Company deems necessary to give notice of such restrictions.

         11. Compliance with Law and Other Conditions. No shares shall be issued pursuant to the exercise of any Option granted under the Plan prior to compliance by the Company, to the satisfaction of its counsel, with any applicable laws. The Company shall not be obligated to (but may in its discretion) take any action under applicable federal or state securities laws (including registration or qualification of the Plan, the Options or the Common Stock) necessary for compliance therewith in order to permit the issuance of shares upon the exercise of Options or the immediate resale thereof by Optionees, except for actions (other than registration or qualification) that may be taken by the Company without unreasonable effort or expense and without the incurrence of any material exposure to liability.

         12. Nonqualified Options. Options granted under the Plan will not be treated as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986.

         13. Effective Date. The effective date of the Plan shall be December 17, 1997, subject to approval of the Plan by the holders of a majority of the outstanding shares of the Common Stock at or before the 1998 Annual Meeting of Stockholders. Until such approval shall be obtained, no Options shall be exercised and if such approval shall not be obtained prior to the earlier of the completion of the 1998 Annual Meeting of Shareholders or the first anniversary of the Grant Date, this Plan and all Options granted hereunder shall be void.

         14. Duration of Plan. This Plan shall terminate upon the earlier of December 17, 2002 and the date upon which all shares reserved for issuance pursuant to the Plan have been issued or are subject to outstanding Options.

APPENDIX B

                             ALBA-WALDENSIAN, INC.
(logo)                                                                     PROXY
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                 FOR THE ANNUAL MEETING TO BE HELD MAY 13, 1998
    The undersigned hereby appoints Paul H. Albritton, Jr., William M. Cousins, Jr. and C. Alan Forbes and each or any of them, proxies, with full power of substitution, with the powers the undersigned would possess if personally present, to vote, as designated below, all shares of the $2.50 par value Common Stock of the undersigned in Alba-Waldensian, Inc. at the Annual Meeting of Stockholders to be held on May 13, 1998, and at any adjournment thereof.

    THIS PROXY WILL BE VOTED AS SPECIFIED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS. The Board of Directors recommends voting FOR on each item.

    1. ELECTION OF DIRECTORS: Nominees are Clyde Wm. Eagle and Joseph C. Minio
    [ ] FOR all listed nominees (except do not vote for the nominee(s) whose name(s) I have written below)

    ----------------------------------------------------------------------------

    [ ] WITHHOLD AUTHORITY to vote for the listed nominees

    2. APPROVAL OF 1997 NONQUALIFIED STOCK OPTION PLAN FOR DIRECTORS
    [ ] FOR APPROVAL                 [ ] AGAINST                   [ ] ABSTAIN

          (Continued from other side)

    3. In their discretion, the proxies are
       authorized to vote upon such other
       business as may properly come before the meeting.

       Receipt of Notice of Annual Meeting of
       Stockholders and accompanying Proxy Statement is hereby acknowledged.

       PLEASE DATE AND SIGN EXACTLY AS PRINTED BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          Dated:_________________________, 1998.

                                          ______________________________________

                                          ______________________________________
                                          (When signing as attorney, executor,
                                          administrator, trustee, guardian,
                                          etc., give title as such. If joint
                                          account, each joint owner should
                                          sign.)